THE RBB FUND, INC.

Motley Fool Next Index ETF

(Ticker: TMFX)

Motley Fool Capital Efficiency 100 Index ETF

(Ticker: TMFE)

Supplement dated November 15, 2024

to the Summary Prospectus, Prospectus, and Statement of Additional Information,

each dated December 31, 2023, as supplemented

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and SAI of the Motley Fool Next Index ETF and Motley Fool Capital Efficiency 100 Index ETF, and should be read in conjunction with those documents.

Effective December 2, 2024, the Motley Fool Next Index ETF and Motley Fool Capital Efficiency 100 Index ETF will be listed on the Cboe BZX Exchange, Inc. All references to NYSE Arca, Inc. are deleted in their entirety and replaced with the Cboe BZX Exchange, Inc. The ticker symbols for the Motley Fool Next Index ETF and the Motley Fool Capital Efficiency 100 Index ETF will not change.

Please retain this supplement for future reference.